Exhibit 10.40

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          AMENDMENT OF                                            1. CONTRACT ID CODE                 PAGE OF PAGES
SOLICITATION/MODIFICATION OF CONTRACT
                                                                     N/A                                1       10
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2. AMENDMENT/MODIFICATION NO    3. EFFECTIVE DATE               4. REQUISITION/PURC     5. PROJECT NO. (If applicable)
Task Order #01                  September 30, 2002              VR018                   N/A
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6. ISSUED BY        CODE            2668-95373                  7. ADMINISTERED BY (If other than Item 6)      CODE
                                    ---------------                                                                      -----------
National Institutes of Health                                                          DAIDS/VR
Contract Management Branch, NIAID
6700-B Rockledge Drive
Room 2230, MSC 7612
Bethesda, MD  20892-7612
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8.NAME AND ADDRESS OF CONTRACTOR (No., street, county,               |X| 9A. AMENDMENT OF SOLICITATION NO.
State and ZIP code)                                                  ----

                                                                         -----------------------------------------------------------
VaxGen, Inc.                                                             9B. DATED (SEE ITEM 11)
1000 Marina Boulevard, Suite 200
Brisbane, CA  94005-1841                                                 -----------------------------------------------------------
                                                                         10A.MODIFICATION OF CONTRACT/ ORDER NO.
                                                                     |X|               N01-AI-95373

                                                                         10B. DATED (SEE ITEM 13)
-------------------------------------------------------------------             June 30, 1999
CODE                                            FACILITY CODE
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                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE
DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required) EIN #: 1-943236309-A1 SOC#: 25.55 DOC#: 300N1AI95373A CAN#: 2-8331641 AMOUNT:
$965,241
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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|X|   A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
            ORDER NO. IN ITEM 10A.
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      B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
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|X|   C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
            FAR 1.602-1
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      D.    OTHER (Specify type of modification and authority)

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E. IMPORTANT:  Contractor |_| is not, |X| is required to sign this document and return 3 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible) PURPOSE: To issue Task Order #01 entitled "Clinical Grade AIDSVAX B/E."

                                              TOTAL FUNDS ALLOTTED                       TOTAL ESTIMATED COST
AMOUNT:                                 COST        FEE          CPFF              COST       FEE        CPFF
Basic Award:                            $200,000     $0          $200,000         $200,000     $0         $200,000
Task Order #01:                         $965,241     $0          $965,241         $965,241     $0         $965,241
TOTAL:                                $1,165,241     $0        $1,165,241       $1,165,241     $0       $1,165,241

COMPLETION DATE OF TASK ORDER #01: August 31, 2003

TASK ORDER #01 FUNDED THROUGH: August 31, 2003

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                       16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                         Brenda O. Brooks, Contracting Officer
                                                                         Contract Management Branch, NIAID, NIH
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15B. CONTRACTOR/OFFEROR                       15C. DATE SIGNED      16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                    BY
---------------------------------------------------------              ------------------------------------
         (Signature of person authorized to sign)                       (Signature of Contracting Officer)
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   NSN 7540-01-152-8070                                OMB No. 0990--0115                             STANDARD FORM 30 (REV. 10-83)
                                                                                                      FAR (48 CFR) 53.243

--------------------------------------------------------------------------------
   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               2 of 10 Pages
--------------------------------------------------------------------------------

ARTICLE B.2. PRICES - Paragraph e. is added as follows:

      (1) Task Order #01, entitled "Clinical Grade AIDSVAX B/E" is hereby issued and the following considerations apply:

            (1)   The total estimated cost of this Task Order #01 is $965,241.

            (2) Total funds currently obligated for payment and allotted to this Task Order #01 are $965,241. For further provisions on funding, see the LIMITATION OF COST clause referenced in
                  Article I.1. of the basic Task Order Contract.

            (3) It is estimated that the amount currently allotted will cover performance of this Task Order #01 through the task order completion date.

ARTICLE B.3. OPTION PRICES is added as follows:

      Task Order #01 contains two contract options as described below:

      (a) Unless the Government exercises one or both of its options pursuant to the option provisions referenced in ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES, this contract consists only of the base portion of the Statement of Work as defined in SECTIONS C and F for the price set forth in ARTICLE B.2. of this contract.

      (b) Pursuant to clause 52.217-7 set forth in ARTICLE I.3., the Government may, by unilateral contract modification, require the Contractor to perform the option portion of the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises Option #1, notice must be given 30 days prior to the initiation of the additional work. If the Government exercises Option #2, notice must be given 60 days prior to the initiation of the additional work. Specific information regarding the time frame for this notice is set forth in SECTION H of this contract. The total dollar amount of this contract will be increased as set forth in paragraph c., below, of this ARTICLE B.3.

      (c) Upon the delivery and acceptance of the Option Items described in SECTION C of the contract and identified in the schedule of charges below, the Government shall pay the Contractor the following prices:

--------------------------------------------------------------------------------
   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               3 of 10 Pages
--------------------------------------------------------------------------------

  Option              Description of                       Total Fixed
  Number               Option Item                       Price of Option
  ------              --------------                     ---------------
Option #1          Vaccine shipment #1                      $1,566,814
                   (18,000 vials each of
                   vaccine and placebo)

Option #2          Vaccine shipment #2                        $783,407
                   (10,800 vials each of
                   vaccine and placebo)

ARTICLE C.1. STATEMENT OF WORK - the following language and Statement of Work pertain specifically to the subject Task Order, "Clinical Grade AIDSVAX B/E:"

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 5, attached hereto and made a part of this Task Order.

ARTICLE C.2. REPORTING REQUIREMENTS - the reporting requirements that pertain specifically to the subject Task Order, "Clinical Grade AIDSVAX B/E," Section J., Attachment 6, are attached hereto and made a part of this Task Order.

ARTICLE F.1. DELIVERIES - the following language and delivery requirements pertain specifically to the subject Task Order 01, "Clinical Grade AIDSVAX B/E:"

Satisfactory performance of this Task Order #01 shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

--------------------------------------------------------------------------------
   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               4 of 10 Pages
--------------------------------------------------------------------------------

BASE CONTRACT

           Item     Description           Quantity        Delivery Schedule

            (a)     Milestone Report         3             To Be Determined

            (b)     Final Report             3             At The Completion
                                                           Of This Task

CONTRACT OPTIONS

Option #1

            (a)     AIDSVAX B/E          18,000 vials         December 1, 2002
                    and alum placebo     of each

Option #2

            (b)     AIDSVAX B/E          10,800 vials         October 31, 2003
                    and alum placebo     of each

      (1)   The above items shall be addressed and delivered to:

            BASE CONTRACT
                                                         Deliverable
            Addressee                                    Item No.      Quantity

            Project Officer,                             (a)           2
            PRB, VPRP, NIAID, NIH                        (b)           2
            6700-B Rockledge Drive, Room 4106 MSC 7628
            Bethesda, MD 20892-7628

                                                         Deliverable
            Addressee                                    Item No.      Quantity
            Contracting Officer,                         (a)           1
            CMB, DEA, NIAID, NIH                         (b)           1
            6700-B Rockledge Drive, Room 2230 MSC 7612
            Bethesda, Maryland 20892-7612

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   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               5 of 10 Pages
--------------------------------------------------------------------------------

           CONTRACT OPTIONS
                                          Deliverable
           Addressee                        Item No.            Quantity
           U.S. Medical Component             (a)           18,000 vials each
           Armed Forces Research
           Institute of Medical Sciences      (b)           10,800 vials each
           315/6 Rajvithi Road
           Bangkok 10400 Thailand

ARTICLE G.5. INVOICE SUBMISSION is superceded by the following:

a. The cost reimbursable portion of this task order shall be invoiced in accordance with paragraph (1) below, and the fixed price portion of this task order shall be invoiced in accordance with paragraph (2) below.

      (1) Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the directions for the submission of invoices/financing requests in paragraphs b. and c. below must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

      (2) Invoice Instruction for NIH Fixed-Price Type Contracts, NIH(RC)-2, are attached and made part of this contract. The invoice instructions and the directions for the submission of invoices in paragraphs b. and c. below must be followed to meet the requirements of a "proper" invoice, pursuant to FAR 32.9.

b.    Invoices/financing requests shall be submitted as follows:

            An original and two copies to the following designated billing office:

                       Contracting Officer
                       Contracts Management Branch
                       National Institute of Allergy and Infectious Diseases, NIH 6700-B Rockledge Drive, Room 2230 BETHESDA, MD 20892-7612

c. Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0612.

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   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               6 of 10 Pages
--------------------------------------------------------------------------------

SECTION H - SPECIAL CONTRACT REQUIREMENTS - The following clauses are added as ARTICLES H.14. and H.15:

ARTICLE H.14.  OPTION PROVISION

Unless the Government exercises an option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Portion of the Statement of Work as defined in Section C of the contract. Pursuant to clause 52.217-7 set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform the Option Portion of the Statement of Work as also defined in Section C of the contract. If the Government exercises Option #1, notice must be given at least 30 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2. If the Government exercises Option #2, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2.

ARTICLE H.15. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U. S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE I.1. is renamed GENERAL CLAUSES. The clauses set forth in the basic award are renamed as "A. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY
1998)." In addition to those clauses, the following fixed-price clauses are included in this task order, and are set forth in paragraph B. to ARTICLE I.1. as shown below.

B. GENERAL CLAUSES FOR A NEGOTIATED FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

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   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               7 of 10 Pages
--------------------------------------------------------------------------------

This contract incorporates the following clauses by reference with the same force and effect as if they were given full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.    FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

FAR
CLAUSE NO.  DATE        TITLE
----------  ----        -----

52.202-1    Dec 2001    Definitions

52.203-3    Apr 1984    Gratuities (Over $100,000)

52.203-5    Apr 1984    Covenant Against Contingent Fees (Over $100,000)

52.203-6    Jul 1995    Restrictions on Subcontractor Sales to the
                        Government (Over $100,000)

52.203-7    Jul 1995    Anti-Kickback Procedures (Over $100,000)

52.203-8    Jan 1997    Cancellation, Rescission, and Recovery of Funds for
                        Illegal or Improper Activity (Over $100,000)

52.203-10   Jan 1997    Price or Fee Adjustment for
                        Illegal or Improper Activity (Over $100,000)

52.203-12   Jun 1997    Limitation on Payments to Influence Certain Federal
                        Transactions (Over $100,000)

52.204-4    Aug 2000    Printed or Copied Double-Sided on Recycled Paper
                        (Over $100,000)

52.209-6    Jul 1995    Protecting the Government's Interests When
                        Subcontracting With Contractors Debarred,
                        Suspended, or Proposed for Debarment (Over $25,000)

52.215-2    Jun 1999    Audit and Records - Negotiation (Over $100,000)

52.215-8    Oct 1997    Order of Precedence - Uniform Contract Format

52.215-10   Oct 1997    Price Reduction for Defective Cost or Pricing Data

52.215-12   Oct 1997    Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14   Oct 1997    Integrity of Unit Prices (Over $100,000)

52.215-15   Dec 1998    Pension Adjustments and Asset Reversions

52.215-18   Oct 1997    Reversion or Adjustment of Plans for Post-Retirement
                        Benefits (PRB) other than Pensions

52.215-19   Oct 1997    Notification of Ownership Changes

52.215-21   Oct 1997    Requirements for Cost or Pricing Data or Information
                        Other Than Cost or Pricing Data - Modifications

52.219-8    Oct 2000    Utilization of Small Business Concerns (Over $100,000)

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   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               8 of 10 Pages
--------------------------------------------------------------------------------

FAR
CLAUSE NO.  DATE        TITLE
----------  ----        -----

52.219-9    Jan 2002    Small Business Subcontracting Plan (Over $500,000)

52.219-16   Jan 1999    Liquidated Damages - Subcontracting Plan (Over
                        $500,000)

52.222-3    Aug 1996    Convict Labor

52.222-26   Apr 2002    Equal Opportunity

52.222-35   Dec 2001    Equal Opportunity for Special Disabled Veterans,
                        Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36   Jun 1998    Affirmative Action for Workers with Disabilities

52.222-37   Dec 2001    Employment Reports on Special Disabled Veterans,
                        Veterans of the Vietnam Era, and Other Eligible
                        Veterans

52.223-6    May 2001    Drug-Free Workplace

52.223-14   Oct 2000    Toxic Chemical Release Reporting

52.225-1    May 2002    Buy American Act - Supplies

52.225-13   Jul 2000    Restrictions on Certain Foreign Purchases

52.227-1    Jul 1995    Authorization and Consent, Alternate I (Apr 1984)

52.227-2    Aug 1996    Notice and Assistance Regarding Patent and Copyright
                        Infringement (Over $100,000)

52.227-11   Jun 1997    Patent Rights - Retention by the Contractor (Short
                        Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.229-3    Jan 1991    Federal, State and Local Taxes (Over $100,000)

52.229-5    Apr 1984    Taxes - Contracts Performed in U.S. Possessions or
                        Puerto Rico

52.232-2    Apr 1984    Payments under Fixed-Price Research and Development
                        Contracts

52.232-9    Apr 1984    Limitation on Withholding of Payments

52.232-17   Jun 1996    Interest (Over $100,000)

52.232-23   Jan 1986    Assignment of Claims

52.232-25   Feb 2002    Prompt Payment

52.232-34   May 1999    Payment by Electronic Funds Transfer--Other Than
                        Central Contractor Registration

52.233-1    July 2002   Disputes

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   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01               9 of 10 Pages
--------------------------------------------------------------------------------

FAR
CLAUSE NO.  DATE          TITLE
----------  ----          -----

52.233-3    Aug 1996      Protest After Award
52.242-13   Jul 1995      Bankruptcy (Over $100,000)
52.243-1    Aug 1987      Changes - Fixed Price, Alternate V (Apr 1984)
52.244-2    Aug 1998      Subcontracts (If written consent to subcontract is
                          required, the identified subcontracts are listed in
                          ARTICLE B.4., Advance Understandings)
52.246-23   Feb 1997      Limitation of Liability (Over $100,000)
52.249-2    Sep 1996      Termination for the Convenience of the Government
                          (Fixed-Price)
52.249-9    Apr 1984      Default (Fixed-Price Research and Development) (Over
                          $100,000)
52.253-1    Jan 1991      Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR
CLAUSE NO.  DATE          TITLE
----------  ----          -----
352.202-1   Jan 2001      Definitions
352.232-9   Apr 1984      Withholding of Contract Payments
352.270-4   Jan 2001      Pricing of Adjustments
352.270-6   Jul 1991      Publications and Publicity
352.270-7   Jan 2001      Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A NEGOTIATED FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACT - Rev. 7/2002].

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES, item (9) is superceded by the below text, and items (10) and (11) are added as follows:

      (9) FAR 52.217-7, Option for Increased Quantity - Separately Priced Line Item (MARCH 1989).

            "....The Contracting Officer may exercise Option #1 by written notice to the Contractor within 30 days prior to the initiation of the additional work, which is described in detail under ARTICLE C.1. STATEMENT OF WORK, under the section entitled Option Portion..."

--------------------------------------------------------------------------------
   SPECIAL PROVISIONS              Contract No: N01-AI-95373
                                   Task Order No: 01              10 of 10 Pages
--------------------------------------------------------------------------------

            "....The Contracting Officer may exercise Option #2 by written notice to the Contractor within 60 days prior to the initiation of the additional work, which is described in detail under ARTICLE C.1. STATEMENT OF WORK, under the section entitled Option Portion..."

      (10)  FAR 52.217-9, Option to Extend the Term of the Contract (MARCH
            2000).

            "(a) The Government may extend the term of this contract by written notice to the Contractor within 11 months; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension."

            (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 13 months."

      (11)  HHSAR Clause 352.249-14, EXCUSABLE DELAYS (APRIL 1984).

SECTION J - LIST OF ATTACHMENTS - Attachments 5., 6., and 7. are hereby added as follows:

      5.    Task Order #01 Statement of Work, 3 pages.

      6.    Task Order #01 Reporting Requirements and Deliverables, 2 pages.

      7. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, (5/97), 2 pages.

                                                       Contract No. N01-AI-95373
                                                                  Task Order #01

                        TASK ORDER #01 STATEMENT OF WORK

                          "CLINICAL GRADE AIDSVAX B/E"

Independently, and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of this contract, directly or through subcontractors and/or consultants, as needed to undertake targeted research essential to translating basic research concepts into vaccine products.

Specifically, the Contractor shall:

BASE CONTRACT

1. Manufacture 28,800 unit vialed doses of AIDSVAX B/E (600mcg each) under cGMP conditions in a form suitable for human administration. Also, manufacture 28,800 unit vialed doses of alum placebo (to be identical alum material to AIDSVAX B/E and visually indistinguishable from AIDSVAX B/E) in a form for human administration.

            a) Assure that facilities and all planned procedures meet FDA standards and requirements prior to cGMP production.

            b) Optimize expression in systems suitable for vaccine production and scale-up production to required capacity.

            c) Formulate, vial, package, and store lots of vaccine products. Vaccine shall be formulated with alum. Alum placebo shall be indistinguishable from vaccine. Vaccine must be stored under appropriate conditions to ensure stability throughout the trial.

            d)    Label vials with Government supplied labels.

            e) Perform all FDA required release tests on each lot of vaccines and placebos.

            f) Provide to NIAID a copy of the written agreement between the Contractor and the Thai Ministry of Health regarding provision of AIDSVAX B/E, in a manner consistent with administration in protocol RV144, to placebo recipients participating in RV144 upon completion of the trial demonstrating efficacy as defined in the study protocol; donation of AIDSVAX B/E to Thailand, and agreement to work with cognizant parties to optimize conditions for vaccine access upon completion of the trial demonstrating efficacy as defined in the study protocol.

            g) Maintain an inventory of vaccine lots that have been produced. Examine and report to NIAID, on an annual basis, regarding the stability and potency of the vialed vaccine material and provide a summary of the stability testing for any given timepoint, to include the mean titer for the guinea pig immunopotency assay. Within 60 days after contract award, provide an initial examination and report to the NIAID Project Officer and Dr. John McNeil of the Walter Reed Army Institute of Research (WRAIR) on the stability and potency testing of representative vialed AIDSVAX B/E vaccine material. The same examinaton and report is also required 60 days prior to the exercise of Option #2.

2.    Provide facilities, equipment and resources as follows:

            a) Provide facilities and equipment suitable for cGMP production of vaccine products.

            b) Maintain and operate controlled storage of vaccine products at appropriate temperatures with appropriate monitoring for failure.


                                                                Attachment No. 5

                                                       Contract No. N01-AI-95373
                                                                  Task Order #01

3. Perform testing and reports (per item 1.g. above) to at least 3 months after completion of the clinical trial. Extend expiration date of the clinical material, following acceptable stability and potency test results, until the completion of the clinical trial. The trial is expected to begin during the first quarter or 2003, indicating that the end of the trial would be during the third quarter of 2007. The Contractor shall be responsible for extending the expiration date of the clinical material until the end of 2007.

4. Meet with the Project Officer as needed at intervals to be scheduled after contract award.

5. Retain all records, samples, etc. as indicated under cGMP guidelines and be able to make them available.

CONTRACT OPTIONS

The Contractor shall ship the materials previously specified in paragraph 1. directly to Thailand in two separate shipments. The vaccine shall be shipped under proper storage conditions to ensure the maintenance of potency. All shipments must be in full compliance with U.S. and Thai FDA regulations. The Contractor is responsible for this compliance.

In an effort to expedite the process, Dr. John McNeil or his designee at WRAIR will actively participate in the importation process and tend to issues promptly.

Unless otherwise indicated by the Project Officer, all materials should be sent to the address listed in ARTICLE G.4.

Option #1

The Contractor shall ship 18,000 vials each of the vaccine and placebo to Thailand no later than December 1, 2002.

Option #2

The Contractor shall ship the remaining 10,800 vials each of the vaccine and placebo to Thailand no later than October 31, 2003.


                                                                Attachment No. 5

                                                       Contract No. N01-AI-95373
                                                                  Task Order #01

                TASK #01 REPORTING REQUIREMENTS AND DELIVERABLES

                          "CLINICAL GRADE AIDSVAX B/E"

BASE PORTION

I.    Milestone Reports

      Upon completion of each agreed to milestone, the Contractor shall submit three (3) copies of a milestone report as described below. Two (2) copies shall be submitted to the Project Officer and one (1) copy to the Contracting Officer. The report should be factual and concise and consist of the following:

      1)    A title page containing:

            (a)   Contract number and title

            (b) Sequence of report; e.g., name of milestone being reported/sequence (2 of 7, etc.)

            (c)   Contractor's name and address

            (d)   Date of submission

      2) Reports shall include, but are not limited to the following information:

            (a)   A report detailing the actions taken to achieve the milestone.

            (b)   A report of all products, procedures and outcomes achieved.

            (c)   Graphs and tables of data obtained (if applicable).

            (d) Schedule Analysis - a comparison of estimated completion date milestone with actual, and/or a discussion of whether the original completion date will be accomplished.

            (e)   Other information as may be required by the Project Officer.

II.   Task Order Final Report

      The Contractor shall submit three (3) copies of the Task Order final report, two (2) copies to the Project Officer and one (1) copy to the Contracting Officer, which will summarize the results of the completed Task Order. This report will be in sufficient detail to explain comprehensively the results achieved and will be submitted not later than the completion date of the Task Order.

      The final report shall contain:

            1) Title Page as described above in paragraph I.1)a.

            2) Introduction covering the purpose and scope of the active Task Order.

            3) Description of the overall progress of the task order, including pertinent data in tables or graphs as appropriate to present significant results achieved, conclusions resulting from analysis, and a scientific evaluation of the data accrued under the task order.

            4) Copies of any abstracts, manuscripts, and publications (if applicable).

III. If the Contractor becomes unable to deliver the reports or other deliverables here specified within the period of performance because of unforeseen difficulties, notwithstanding the exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reasons therefore at the address given below in ARTICLE G.4.


                                                                Attachment No. 6

                                                       Contract No. N01-AI-95373
                                                                  Task Order #01

OPTION PORTION

If the Government chooses to exercise the options, the Contractor shall deliver to the Government or its designee, by the specified delivery dates of the Task Order, the following items:

      1) Option #1 requires 18,000 doses each of AIDSVAX B/E and alum placebo.

      2) Option #2 requires 10,800 doses each of AIDSVAX B/E and alum placebo.

Each option also requires the below deliverables:

            (a) An updated AIDSVAX B/E investigator's brochure (if there is a revised version)

            (b) A complete listing of accurate and updated information on design, development and production including activities of the Contractor, computerized data files, original data and any necessary information related thereto.

            (d) A complete list of accurate and updated information on activities of Subcontracts (if applicable)

            (e)   Labeled and inventoried paper and electronic files.

            (f)   Government-owned equipment and property (if applicable).


                                                                Attachment No. 6

                                                       Contract No. N01-AI-95373
                                                                  Task Order #01

INVOICE INSTRUCTIONS FOR NIH FIXED-PRICE CONTRACTS, NIH(RC)-2

General The contractor shall submit vouchers or invoices as prescribed herein.

Format Standard Form l034, Public Voucher for Purchases and Services Other Than Personal, and Standard Form l035, Public Voucher for Purchases and Services Other than Personal--Continuation Sheet, or the payee's letterhead or self-designed form should be used to submit claims for reimbursement.

Number of Copies As indicated in the Invoice Submission Clause in the contract.

Frequency Invoices submitted in accordance with the Payment Clause shall be submitted upon delivery of goods or services unless otherwise authorized by the contracting officer.

Preparation and Itemization of the Invoice The invoice shall be prepared in ink or typewriter as follows:

      (a)   Designated Billing Office and address

      (b)   Invoice Number

      (c)   Date of Invoice

      (d)   Contract number and date

      (e) Payee's name and address. Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

      (f) Description of goods or services, quantity, unit price, (where appropriate), and total amount.

      (g) Charges for freight or express shipments other than F.O.B. destination. (If shipped by freight or express and charges are more than $25, attach prepaid bill.)

      (h) Equipment If there is a contract clause authorizing the purchase of any item of equipment, the final invoice must contain a statement indicating that no item of equipment was purchased or include a completed form HHS-565, Report of Capitalized Nonexpendable Equipment.

Currency All NIH contracts are expressed in United States dollars. Where payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

                                                                Attachment No. 7
                                                                          Page 1